Exhibit 10.1


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


                  THIS AMENDMENT NO. 1 (this "Amendment") to that certain Employment Agreement of Lawrence S. Adelson ("Adelson"), effective March 1, 2002 (the "Employment Agreement") is made, as of January 26, 2006, by and between CMC Heartland Partners (the "Employer") and Adelson.

                  WHEREAS, the Employer desires the continued employment of Adelson and Adelson desires to accept such employment under the Employment Agreement as amended pursuant to the terms hereof.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Employer and Adelson hereby agree as follows:

         1. Amendment to Paragraph 5. Paragraph 5 of the Employment Agreement is hereby amended and restated in its entirety to read:

                  Term:  March 1, 2002 to October 31, 2006

         2. Confirmation. Except as expressly amended by this Amendment No. 1, the Employment Agreement shall remain in full force and effect.

         3. Instruments to Be Read Together. This Amendment No. 1 shall form a part of the Employment Agreement for all purposes and the Employment Agreement and this Amendment No. 1 shall henceforth be read together.

         4. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Employment Agreement as of the date and year first above written.



                                          CMC HEARTLAND PARTNERS

                                          By: /s/ Charles Harrison
                                              ---------------------------------
                                          Name: Charles Harrison
                                          Title: Senior Vice President




                                          LAWRENCE S. ADELSON

                                          /s/ Lawrence S. Adelson
                                          -------------------------------------
                                          Lawrence S. Adelson